UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2017

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue, 4th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of stockholders (the “Annual Meeting”) of American Realty Capital New York City REIT, Inc. (the “Company”) was initially called to order on June 27, 2017 and reconvened on July 19, 2017 and August 2, 2017. At the reconvened Annual Meeting on August 2, 2017, there were present, in person or by proxy, stockholders holding an aggregate of 19,492,831 shares of the Company’s common stock, out of a total number of 30,882,271 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting.

At the reconvened Annual Meeting on August 2, 2017, stockholders voted on (i) the election of Edward M. Weil, Jr., Elizabeth K. Tuppeny, Lee M. Elman and Abby M. Wenzel to the Company’s Board of Directors (the “Board”) for one-year terms until the 2018 annual meeting of stockholders and until their respective successor is duly elected and qualified and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The stockholders elected all four nominees for director and ratified the appointment of KPMG. The full results of the matters voted on at the reconvened Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Edward M. Weil, Jr.	16,057,182	2,304,546	1,131,103	*
Elizabeth K. Tuppeny	17,428,181	938,605	1,126,045	*
Lee M. Elman	17,341,101	986,122	1,165,608	*
Abby M. Wenzel	17,430,515	922,273	1,140,043	*

 Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,637,987	788,873	1,065,971	*

*	No broker non-votes were recorded in connection with Proposal No. 1 or Proposal No. 2.

Proposals 3-11 – Charter Amendments

At the reconvened Annual Meeting on August 2, 2017, the Annual Meeting was adjourned to permit further solicitation of votes to approve Proposals 3 through 11 to amend certain provisions of the Company’s charter as described in greater detail in the Company’s definitive proxy statement dated April 24, 2017. The Annual Meeting will be reconvened on September 7, 2017 at 4:00 p.m. Eastern Time at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

The original record date for the Annual Meeting was the close of business on April 4, 2017. To permit the Board to adjourn and reconvene the Annual Meeting on September 7, 2017, the Board has established the close of business on August 2, 2017 as the new record date for determining stockholders entitled to notice of and to vote at the reconvened Annual Meeting including any postponement or adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

	By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer, President and Secretary